EXHIBIT 10.10


ZIM Corporation Standard Messaging Contract


Addendum I to Contract
                                October 11, 2004

PREAMBLE

WHEREAS:

i)            ZIM Corporation B.V. ("ZIM Corporation") and SMS.ac, Inc.
              ("SMS.ac"), (collectively "the Parties") have entered into that certain Agreement dated 11 May 2004 for standard messaging services ("Standard Messaging Contract").

ii) The Parties desire to append certain provisions in Exhibit B of the Standard Messaging Contract relating to Operators with the provisions set forth in this Addendum I. All other terms and conditions of the Standard Messaging Contract, which are not clearly documented herein this Addendum I shall remain valid and fully binding according to the provisions of the Standard Messaging Contract.

NOW THEREFORE, the Parties have agreed as follows for these certain Articles (or sections of Articles as specified) of Exhibit B to the Standard Messaging
Contract:

I. Appended and Amended Sections.

         a. The Parties desire to add additional Countries and Operators in Exhibit B. Additional Countries are set forth in Section II of this Addendum. Additional Operators are set forth in Section III of this Addendum. The remaining provisions of "Operators" in Exhibit B shall remain the same and shall not be modified or amended.

         b. The Parties desire to partially amend the "Pricing Schedule" in Exhibit B to add the rates applicable to the Countries and Operators added in this Addendum. Rates of the added Countries and Operators are set forth below in Section IV of this Addendum I. The remaining provisions of the "Pricing Schedule" in Exhibit B shall remain the same and shall not be modified or amended.

II.      Additional Countries.

         CANADA                                             UNITED STATES (U.S.)


III. Additional Operators.

         CANADA                                             U.S.

         Fido                                               AT&T
         Sasketel                                           Cingular
         Rogers ATT                                         Verizon
         Telus                                              T-Mobile
         Bell Mobility                                      Nextel
                                                            Sprint

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                                                              Virgin Mobile
IV. The Pricing Schedule.

Country    Delivery         Delivery Receipt  Price/Message     Minimum Volume
          Acknowledgement   Confirmation                        Requirement for
                                                                Price Listed
-------------------------------------------------------------------------------
US         YES              YES               USD $0.0525       None

Canada     YES              YES               USD $0.0525       None






Agreed and Accepted:


Zim Corporation                     SMS. Ac

         /s/ Roberto Campagna               /s/ Brandi Williams

-------------------                         ----------------------

Signature                                   Signature
         Roberto Campagna                   Brandie Williams

-------------------                         ----------------------
Print Name                                  Print Name
         Vice President Sales               SVP, Business Development
-------------------                         -----------------------
Title                                       Title
         October 11, 2004                   October 11, 2004
-------------------                         -----------------------
Date                                        Date